                                                                Exhibit 10.26.3

                         Second Amendment to Lease Agreement

This second amendment to Lease Agreement ("AGREEMENT") made and entered into this 7th day of July, 1997 by and between W. M. Rickman Construction Company ("LANDLORD") and Genzyme Transgenics Washington Laboratories, Inc., formerly known as T.S.I. Washington Laboratories, Inc., ("TENANT").

WITNESSETH:

Whereas, the LANDLORD and TENANT entered into a certain lease ("LEASE") dated October 8, 1992 coverning 14,564 square feet of laboratory and office space located in 2 Taft Court, Rockville, Maryland ("BUILDING"); and

Whereas, the LEASE commenced on December 1, 1993, and terminates on December 31, 2000, and

Whereas, the TENANT added 6,072 square feet of space under the First Lease Amendment, and

Whereas, the TENANT desires to lease an additional 6,424 square feet of space ("Additional Space") in the BUILDING as shown in Exhibit A increasing the total square footage from 20,636 square feet to 27,060 square feet, and

Whereas, the current minimum rent shall increase from $27,802.68 per month to $35,249.17 per month on JULY 1, 1997 and then increase in addordance with the terms of the LEASE, and

Whereas, the TENANT'S proportionate share of real estate taxes shall increase from 60.85% to 70.37%, and

Whereas, the TENANT shall maintain additional insurance to cover the personal property contained in the Additional Space, and

Whereas, the LANDLORD has agreed to:
     1. Paint the Additional Space.
     2. Replace carpet in reception area and conference room.
     3. Repaint common atrium area.
     4. Improve lighting in common atrium area by adding spotlights in planter.
     5. Clean carpet throughout additional space.

Ratification of LEASE: Except as expressly modified or amended by this AGREEMENT, all terms, covenants and conditions of the LEASE shall remain the same.

In witness whereof, LANDLORD and TENANT have caused this AGREEMENT to be executed as of this 7th day of July 1997 and do hereby declare this AGREEMENT to be binding on them, their respective successors and assigns.

WITNESS:                                LANDLORD
                                        W.M. Rickman Construction Co.



/s/ Ross L. Englehart                   /s/ William M. Rickman
------------------------------          ----------------------------------

ATTEST:                                 TENANT
                                        Genzyme Transgenics Washington
                                        Laboratories Inc.



                                        /s/ William Alan Moore
-----------------------------           ----------------------------------
                                        W. Alan Moore, President



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

------------------------------------------------------------------------------
                   GENZYME TRANSGENICS WASHINGTON LABORATORIES INC.
------------------------------------------------------------------------------
                                   RENT SUMMARY
------------------------------------------------------------------------------
                                                       3% ANNUAL INCREASE
------------------------------------------------------------------------------
                    SQUARE FEET    MONTHLY RENT        EFFECTIVE DATE
------------------------------------------------------------------------------
ORIGINAL LEASE      14,564         $20,555.65          1-Dec-97
------------------------------------------------------------------------------
1ST AMENDMENT        6,072          $7,247.02          1-Feb-98
------------------------------------------------------------------------------
2ND AMENDMENT        6,424          $7,446.49          1-Jul-98
------------------------------------------------------------------------------


July 7, 1997

Mr. Ross L. Englehart
W.M. Rickman Construction Company
15215 Shady Grove Road
Suite 201
Rockville, MD  20850

Dear Mr. Englehart:

Pursuant to your conversation with Mr. Mark Turk, this letter shall serve as a side agreement to the Second Amendment to Lease Agreement ("Agreement") under which Genzyme Transgenics Washington Laboratories ("Tenant") is leasing an additional 6,424 square feet ("Additional Space") from W.M. Rickman Construction Company, at 2 Taft Court. Notwithstanding anything to the contrary contained in the Agreement, the minimum rent, and Tenant's proportionate share of real estate taxes for the Additional Space shall not commence until July 14, 1997.

Please sign below to acknowledge the above.

Sincerely,



W. Alan Moore
President, Washington Laboratories



W.M. RICKMAN CONSTRUCTION COMPANY


BY: /s/ William M. Rickman

ITS: _____________________________

DATE: 7/8/97